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                                                                     Exhibit 4.3




NUMBER:                                                    ______________ SHARES
                                                       PAR VALUE $0.01 PER SHARE

                                                          CUSIP NO.: 74251V 20 1
                                                              ISIN: US74251V2016

                          [Form of Face of Certificate]

                         PRINCIPAL FINANCIAL GROUP, INC.

              Incorporated Under the Laws of the State of Delaware

               SERIES A NON-CUMULATIVE PERPETUAL PREFERRED SHARES

      This is to certify that ____________________ is the owner of ______ fully paid and non-assessable shares of Series A Non-Cumulative Perpetual Preferred Stock, $0.01 par value and a liquidation preference of $100 per share of Principal Financial Group, Inc. (the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the transfer agent and registrar.
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      IN WITNESS WHEREOF, the Company has executed this Series A Preferred Share
Certificate as of the date set forth below.


                                        PRINCIPAL FINANCIAL GROUP, INC.


                                        By: _____________________________
                                        Name:
                                        Title:


                                        By: _____________________________
                                        Name:
                                        Title:


                                        Dated:  June       , 2005


COUNTERSIGNED AND REGISTERED



as Transfer Agent,


By:_____________________________
Authorized Signatory

Dated: June      , 2005


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                            [Reverse of Certificate]


                         PRINCIPAL FINANCIAL GROUP, INC.

               SERIES A NON-CUMULATIVE PERPETUAL PREFERRED SHARES


      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of the Series A Non-Cumulative Perpetual Preferred Stock of the Corporation represented by this Certificate and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the Corporation or the Transfer Agent.


      The following abbreviations, when used in the inscription of the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


      TEN COM      -as tenants in common


      TEN ENT      -as tenants by the entireties


      JT TEN       -as joint tenants with right of survivorship and not as
                    tenants in common


      UNIF GIFT MIN ACT
                          ----------------------------
                                 (Cust) (Minor)


                         Custodian under Uniform Gifts to Minors Act


                         ------------------------------
                                     (State)

    Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned assigns and transfers shares of Series A Non-Cumulative Perpetual Preferred Stock of the Corporation evidenced hereby to:


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(Insert assignee's social security or tax identification number)


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(Insert address and zip code of assignee)


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and irrevocably appoints:


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agent to transfer the shares of Series A Non-Cumulative Perpetual Preferred
Stock of the Corporation evidenced hereby on the books of the transfer agent and registrar. The agent may substitute another to act for him or her.

Date: _______________________________

Signature: ___________________________


(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee: ___________________________


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* Signature must be guaranteed by an "eligible guarantor institution" (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the transfer agent and registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the transfer agent and registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


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